Filed pursuant to 497(e)

File Nos. 033-84639 and 811-09521

MANAGERS AMG FUNDS

TIMESSQUARE SMALL CAP GROWTH FUND

Supplement dated August 26, 2013 to the

Prospectus dated April 29, 2013

The following information supplements and supersedes any information to the contrary relating to TimesSquare Small Cap Growth Fund (the “Fund”), a series of Managers AMG Funds (the “Trust”), contained in the Fund’s prospectus (the “Prospectus”) dated April 29, 2013.

The section titled “Principal Investment Strategies” located on page 3 of the Prospectus is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies.

Consistent with its focus, the Fund typically invests in common and preferred stocks of U.S. small-capitalization companies. TimesSquare Capital Management, LLC (“TimesSquare”) generally considers a company to be a “small-capitalization” company if, at the time of purchase, the market capitalization is below $3 billion or otherwise within the range of capitalizations of companies in the Russell 2000® Index. In addition, the Fund focuses on growing companies involved in new product development and technological breakthroughs. TimesSquare looks across all sectors of the stock market to find companies that meet the Fund’s investment criteria – including the potential for strong, sustainable growth, consistent earnings, proprietary products and services and minimal institutional ownership. Typically, TimesSquare seeks out stocks that have the potential for significant price appreciation over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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